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                                                                    EXHIBIT 99.2


                           FORWARD-LOOKING STATEMENTS

     Unless the context otherwise requires, references herein to "we," "us," "our" and similar terms mean AGCO Corporation.

     This document contains numerous forward-looking statements about the financial condition, results of operations, cash flows, dividends, financing plans, business strategies, operating efficiencies or capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for our stock and debt securities and other matters. The words "estimate," "project," "intend," "expect," "believe," "forecast" and similar expressions are intended to identify these forward-looking statements, but some of these statements use other phrasing. In addition, any statement in this document that is not a historical fact is a "forward-looking statement." Except as required by law, we expressly disclaim any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. Such forward-looking statements, wherever they occur in this document, are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. In addition to the specific risk factors described in the section entitled "Risk Factors" in our registration statements and reports filed with the Securities and Exchange Commission, important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

     - general economic and capital market conditions;

     - the demand for agricultural products;

     - the levels of new and used field inventories;

     - weather conditions;

     - interest and foreign currency exchange rates;

     - the conversion to the Euro;

     - pricing and product actions taken by competitors;

     - customer access to credit;

     - production disruptions;

     - supply and capacity constraints;

     - our cost reduction and control initiatives;

     - our research and development efforts;

     - dealer and distributor actions;

     - technological difficulties; and

     - political and economic uncertainty in various areas of the world.